Exhibit 99.3


                                         Ford Motor Company and Subsidiaries

                                              VEHICLE UNIT SALES DETAIL
                                              -------------------------

                                               2001 Compared with 2000




                                                            Third Quarter                             Nine Months
                                                         -------------------------              ------------------------
                                                          2001             2000                  2001            2000
                                                         --------         --------              --------        --------
                                                           (in thousands)                          (in thousands)
     North America
     United States
      Cars                                                 286              412                 1,046           1,342
      Trucks                                               561              602                 1,853           2,068
                                                         -----            -----                 -----           -----
       Total United States                                 847            1,014                 2,899           3,410

     Canada                                                 46               59                   166             218
     Mexico                                                 40               31                   113              96
                                                         -----            -----                 -----           -----

       Total North America                                 933            1,104                 3,178           3,724

     Europe
     Britain                                               140              114                   492             368
     Germany                                                72               66                   289             241
     Italy                                                  47               50                   174             157
     Spain                                                  43               36                   136             130
     France                                                 36               36                   118             119
     Other countries                                       113              112                   399             384
                                                         -----            -----                 -----           -----

       Total Europe                                        451              414                 1,608           1,399

     Other international
     Brazil                                                 24               33                    99              96
     Australia                                              29               34                    85              95
     Taiwan                                                 14               13                    43              54
     Argentina                                               8               12                    23              39
     Japan                                                   4                5                    14              21
     Other countries                                        50               61                   133             157
                                                         -----            -----                 -----           -----

       Total other international                           129              158                   397             462
                                                         -----            -----                 -----           -----

     Total worldwide vehicle unit sales                  1,513            1,676                 5,183           5,585
                                                         =====            =====                 =====           =====

Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers.

Prior periods were restated to correct unit sales.